SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



        Date of Report (Date of earliest event reported): October 2, 2008

                            ProAssurance Corporation
             (Exact name of registrant as specified in its charter)

        Delaware                  001-16533                    63-1261433
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)


     100 Brookwood Place, Birmingham, Alabama                    35209
       (Address of Principal Executive Office )                 (Zip code)

       Registrant's telephone number, including area code: (205) 877-4400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))


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ITEM 7.01 REGULATION FD DISCLOSURE

         The Court of Appeals in Washington, D.C. has affirmed a lower court judgment against ProAssurance's subsidiary, NCRIC. The judgment was pending against NCRIC when it was acquired by ProAssurance in 2005 and has been fully reserved. We are considering options for further appellate review but in the event we pay the judgment in full we believe there will be no financial impact to ProAssurance.

         The information in Item 7.01 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.



SIGNATURE
         Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2008

                                           PROASSURANCE CORPORATION
                                           by:  /s/ Frank B. O'Neil
                                           -------------------------------------
                                                    Frank B. O'Neil
                                                    Senior Vice-President


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